Exhibit 23.2(a)

                              CONSENT


	Reitler Kailas & Rosenblatt LLC hereby consents to the reference to its name in the Reoffer Prospectus included in the Registration Statement of Scientific Industries, Inc., on Form S-8, Registration No. 333-[_______].


Dated: October 28, 2013			REITLER KAILAS & ROSENBLATT LLC


                                        /s/ Reitler Kailas & Rosenblatt
					_______________________________
                                        Reitler Kailas & Rosenblatt